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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        _________________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 7, 2004


                                 Dillard's, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



           1-6140                                            71-0388071
   --------------------------                          ---------------------
    (Commission File Number)                             (I.R.S. Employer
                                                         Identification No.)

            1600 Cantrell Road
           Little Rock, Arkansas                                72201
   ------------------------------------------                -----------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.01  Regulation FD Disclosure.
           -------------------------

           On October 7, 2004, the registrant issued a press release announcing sales for the five weeks ended October 2, 2004. A copy of the press release is furnished as Exhibit 99.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

   99      Press Release dated October 7, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DILLARD'S, INC.



DATED: October 7, 2004                            By: /s/ James I. Freeman
                                                  ------------------------------
                                                  Name:  James I. Freeman
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

    99                     Press Release dated October 7, 2004.